AGREEMENT FOR
                         INDEPENDENT CONSULTING SERVICES



DATE:______________________________________


                                   I. PARTIES
                                   ----------


American Quantum Cycles, Inc,

                                            hereinafter "Company,"
and

Richard Hagen,

                                            hereinafter "Consultant,"



hereby enter into this Agreement for Independent Consulting Services, hereinafter "Agreement," effective the above date.



                          II. ENGAGEMENT OF CONSULTANT
                          ----------------------------


Company hereby engages Consultant, and Consultant accepts engagement, to provide to Company the services described in Exhibit "A," attached hereto and incorporated herein by reference as if fully set forth.



                            III. TERM OF ENGAGEMENT
                            -----------------------

This Agreement shall be for a term commencing _______________,19___ and ending ________________, 19___.


                             IV. WORKPLACE AND HOURS
                             -----------------------

Consultant shall render services primarily at Consultant's offices or any other place of Consultant's choosing. However, Consultant shall provide the services at such other place or places as reasonably requested by Company as appropriate for the performance of particular services.

Consultant's schedule and hours worked under this Agreement on a given day shall generally be subject to Consultant's discretion. Consultant and Company anticipate that Consultant shall work, on average, _______ hours per month pursuant to this Agreement. Company relies upon Consultant's discretion to determine sufficient time as is reasonably necessary to fulfill this Agreement.



                                 V. COMPENSATION
                                 ---------------

Company shall pay Consultant $_____________ for services performed pursuant to this

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


Agreement, according to the Pay Schedule described in Exhibit "B." Consultant shall bear all of Consultant's expenses incurred in the performance of this Agreement.

                               VI. NONCOMPETITION
                               ------------------

During the term of this Agreement and for a period of _______ months thereafter, Consultant shall not, within the "Restriction Area" described in Exhibit "C," directly or indirectly, own, manage, operate, control, be employed by, or consult with, any business the same as or reasonably similar to the business conducted by Company. In the event any of the provisions of this Paragraph 6 are determined to be invalid by reason of their scope or duration, this Paragraph 6 shall be deemed modified to the extent required to cure the invalidity.

                              VII. CONFIDENTIALITY
                              --------------------

"Confidential Information" for the purposes of this Agreement shall include Company's proprietary and confidential information including, without limitations, customer lists, business plans, marketing plans, financial information, designs, drawing, specifications, models, software, source codes and object codes. During the term of this Agreement, and thereafter for ________ months, Consultant shall not, without the prior written consent of Company, disclose to anyone any Confidential Information.


                             VIII. CONTRACTOR STATUS
                             -----------------------

Consultant is and throughout the term of this Agreement shall be an independent contractor and not an employee, partner or agent of Company. Consultant shall not be entitled to nor receive any benefit normally provided to Company's employees. Company shall not be responsible for withholding income or other taxes from the payments made to Consultant. Consultant shall be solely responsible for filing all returns and paying any income, social security or other tax levied upon or determined with respect to the payments made to Consultant pursuant to this Agreement. Consultant is solely responsible for the means, manner, and method of Consultant's work, subject only to the general objectives and requirements of Exhibit "A."


                            IX. CONSULTANT'S SUPPLIES
                            -------------------------

Unless otherwise agreed by Company in advance, Consultant shall be solely responsible for procuring, paying for, and maintaining any and all equipment, software, paper, tools or other supplies necessary or appropriate for the performance of Consultant's services hereunder.


                               X. CONTROLLING LAW
                               ------------------

This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

                              XI. ENTIRE AGREEMENT
                              --------------------

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This Agreement constitutes the final understanding and agreement between the parties. This Agreement cannot be amended or changed except in a writing signed by both of the parties.

                                  XII. NOTICES
                                  ------------

Any notice required to be given or otherwise given pursuant to this Agreement shall be in writing and shall be hand delivered, mailed by certified mail, return receipt requested:

      If to Consultant:
              Richard Hagen

              _______________
              _______________, ______________ ______________

      If to Company:
              American Quantum Cycles, Inc
              731 Washburn Road
              Melbourne, Florida 32934


IN WITNESS WHEREOF, this Agreement has been executed by the parties as of the date first above written.


_______________________________________
Richard Hagen


_______________________________________
American Quantum Cycles, Inc

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